UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 9, 2007

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2007, the Compensation Committee of the Board of Directors of Avnet, Inc. (the "Company"), in connection with its periodic review of executive compensation and after a review of performance and market data, set the base salaries and cash incentive targets of the executive officers for the Company’s FY2008 ending on June 28, 2008. Exhibit # 99.1 attached hereto sets forth the annual base salary levels and cash incentive targets of the executive officers of the Company named in the table.

Under the incentive compensation program, the executive officers named in the table above may receive anywhere from 0% to 225% of the incentive award target set forth opposite the officer’s name, based on the achievement of performance goals established in advance by the Compensation Committee. These performance goals are based on objective, financial measures such as pre-tax income, net income, return on capital employed or other similar measures.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its regularly scheduled meeting on August 10, 2007, the Board of Directors of the Company (the "Board") resolved to amend the By-laws to (1) insert a Section 3.2 to clarify the Board’s responsibility in respect of establishing Board committees including audit committee, compensation committee and corporate governance committee, each of which is consisted of independent directors qualified for service thereon in accordance with all laws, regulations and stock exchange rules applicable to the Company and to provide that each of the three committees identified above shall be governed by a charter adopted by the Board; (2) remove certain provisions in Section 4.2 with respect to the review and approval of the compensation of certain executives of the Company because the authority and responsibility over such matters are set forth in the charter (as amended) of the compensation committee of the Board; and (3) update Sections 5.1 and 5.2 to permit the issuance and the transfer, respectively, of un-certificated shares of the Company’s common stock . A copy of the By-laws, as amended, is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.

The disclosure under 5.03 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number Description

3.1 By-laws of the Company effective August 10, 2007
99.1 Base Salary and Cash Incentive Targets of Executive Officers.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

August 15, 2007	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	By-laws of the Company effective August 10, 2007
99.1	Base Salary and Cash Incentive Targets of Executive Officers.